NATIONWIDE VARIABLE INSURANCE TRUST
American Century NVIT Multi Cap Value Fund
Gartmore NVIT International Equity Fund
Gartmore NVIT Worldwide Leaders Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund
NVIT Developing Markets Fund
NVIT Emerging Markets Fund
NVIT Growth Fund
NVIT Nationwide Fund
NVIT Real Estate Fund
Oppenheimer NVIT Large Cap Growth Fund
Templeton NVIT International Value Fund
Van Kampen NVIT Comstock Value Fund

Supplement dated March 11, 2011
to the Prospectus dated October 15, 2010

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Gartmore NVIT Worldwide Leaders Fund

On March 11, 2011, a majority of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”), including a majority of the trustees who are deemed to be non-interested under the Investment Company Act of 1940, as amended, adopted a Plan of Reorganization between the Gartmore NVIT Worldwide Leaders Fund (the “Worldwide Leaders Fund”) and the Gartmore NVIT International Equity Fund (“International Equity Fund”), each a series of the Trust, whereby the Worldwide Leaders Fund would be merged into the International Equity Fund.

The Board’s decision to reorganize the Worldwide Leaders Fund is subject to approval of the Worldwide Leaders Fund’s shareholders. In the near future, shareholders of the Worldwide Leaders Fund will receive a proxy statement/prospectus that contains more information about the merger and the International Equity Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE